                                                                     EXHIBIT 7.1



WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date                                 15-Aug-96                 22-Aug-96
Preceding Report Date                       15-Jul-96                  03:34 PM
Prepared by                             Linda Lauderdale
                                                                          page 1

A.  MONTHLY RECEIVABLES ACTIVITY

                                                              Home Fashions          Alamac             Total
                                                              -------------          ------             -----
1.   BEGINNING MONTHLY RECEIVABLES BALANCE                                                         225,702,671.21

2.   Plus: Invoices                                          139,351,567.28      15,889,295.62     155,240,862.90

3.   Less: Cash Collections                                                                       (147,674,272.33)

4a.  Less: Cash Discounts                                       (253,571.15)        (10,653.39)       (264,224.54)
4b.  Less: Returns & Allowances                               (1,473,180.96)       (111,069.55)     (1,584,250.51)
4c.  Less: Other Credits                                      (1,379,288.50)         10,304.27      (1,368,984.23)
           -------------------------------                   --------------      -------------    ---------------
4d.        Total Dilution                                     (3,106,040.61)       (111,418.67)     (3,217,459.28)

5.   Less: Advertising Credits                                (3,318,242.03)              0.00      (3,318,242.03)

6.   Less: Net Write-Offs                                        (34,978.98)           (221.00)        (35,199.98)

7.   Less: Miscellaneous                                                                              (138,655.06)
                                                                                                  ---------------
8.   ENDING MONTHLY RECEIVABLES BALANCE                                                            226,559,705.43
                                                                                                  ===============

B.  TURNOVER DAYS




1.   Turnover Days  =   ( a  +  b )  /  2   x   ( 30  /  c )
                                                                                         Home Fashions          Alamac
                                                                                         -------------          ------

  (a). Aggregate Receivables Balance as of beginning of immediately preceding           186,907,422.39      36,498,928.80
          Calculation Period
  (b). Aggregate Receivables Balance as of most recent Cut-Off Date                     193,841,265.91      32,718,439.52
  (c). Aggregate Receivables generated during preceding Calculation Period              139,351,567.28      15,889,295.62
           (see A.2)

2.   TURNOVER DAYS (TD)                                                                          41.00              65.30

3.   COMBINED TURNOVER DAYS                                                                                         43.50




C.  INVESTOR CERTIFICATES AND  PURCHASED INTERESTS

1.   INVESTOR INVESTED AMOUNT (AS OF MOST RECENT CUT-OFF DATE):          3.  INVESTOR INVESTED AMOUNT ON THE DATE OF
                                                                             ISSUANCE (SERIES 1994-1 CERTIFICATES) :
     Investor Revolving Certificates                         0.00
     Class A Fixed Principal Certificates          115,000,000.00            Class A Fixed Principal Certificates    115,000,000.00
     Class B Fixed Principal Certificates           18,000,000.00            Class B Fixed Principal Certificates     18,000,000.00
     Purchased Interests                                     0.00
                                                  ---------------                                                   ---------------
     Investor Invested Amount                      133,000,000.00            Investor Invested Amount                133,000,000.00
                                                  ===============                                                   ===============
2.   INTEREST RATES (AS OF MOST RECENT CUT-OFF DATE):                    4.  AMOUNT ON DEPOSIT IN PRINCIPLE FUNDING ACCOUNT
                                                                             (AS OF MOST RECENT CUT-OFF DATE):
     Investor Revolv. Cert.                                  0.00%
     Class A Fixed Principal Certificates                    5.77%           Principle Funding Account Balance                 0.00
     Class B Fixed Principal Certificates                    6.07%                                                  ===============
     Purchased Interests                                     0.00%       5.  WPS REVOLVING CERTIFICATE AMOUNT
                                                  ---------------            (AS OF MOST RECENT CUT-OFF DATE):
     Weighted Avg. Interest Rate                             5.81%                                                             0.00
                                                  ===============            WPS Revolving Certificate Amount       ===============


WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date                                 15-Aug-96                 22-Aug-96
Preceding Report Date                       15-Jul-96                  03:34 PM
Prepared by                             Linda Lauderdale
                                                                          page 2

D.  LOSS RESERVE RATIOS


I.  CLASS B

     LOSS RESERVE RATIO    =    2.0  x  a  x ( b / c )  x  d
     where:
     (a)   highest 3-mon. average over the past 12 months of the "Aged
           Receivables Ratio" ending on most recent Cut-Off Date   (see Schedule A)                                    0.60%
     (b)   sum of total Receivables generated over past 4 months  (see Schedule A)                           557,627,171.58
     (c)   Balance of Eligible Receivables at most recent Cut-Off Date
             (see Daily Report for most recent Cut-Off Date)                                                 182,247,513.34
     (d)   "Payment Term Variable"   (see below)                                                                      1.000

           Payment Term Variable, calculated with respect to each division, shall equal
           (a) 1.0, if the weighted average payment terms for the Receivables (calculated as of the most recent Cut-Off Date) are less than or equal to 39 days, (b) 1.08, if such weighted average payment terms are 40 to 44 days, (c) 1.125, if such weighted average payment terms are 45 to 49 days, (d) 1.25, if such weighted average payment terms are
           50 to 59 days, and (e) 1.375 if the weighted average payment terms are 60 to 69 days.
           (also see Definitions.)


1.   LOSS RESERVE RATIO   (CLASS B ONLY)                                                                               3.67%



II.  CLASS A

     LOSS RESERVE RATIO    =    2.5  x  a  x  ( b / c )  x  d
     where: (a), (b), (c) and (d) are defined and provided above.

2.   LOSS RESERVE RATIO   (CLASS A ONLY)                                                                               4.59%



E.  DILUTION RESERVE RATIOS

I.  CLASS B

     DILUTION RESERVE RATIO =     [ ( 2.0  x  a )  +  (( b  -  a )  x  ( b / a )) ]  x  ( c / d )

     (a)   average of "Dilution Ratios" over the past 12 months  (see Schedule B)                                      2.54%
     (b)   highest 2-month  "Dilution Ratio" over the past 12 months  (see Schedule B)                                 3.19%
     (c)   total sales over the past 2 months  (see Schedule B)                                              290,919,441.07
     (d)   Balance of  Eligible Receivables at most recent Cut-Off Date (see D.1(c))                         182,247,513.34


1.   DILUTION RESERVE RATIO  (Class B only)                                                                            9.40%


II.  CLASS A

     DILUTION RESERVE RATIO =     [ ( 2.5  x  a )  +  (( b  -  a )  x  ( b / a )) ]  x  ( c / d )
     where: (a), (b), (c) and (d) are defined and provided above.


2.   DILUTION RESERVE RATIO  (Class A only)                                                                           11.43%

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date                                 15-Aug-96                 22-Aug-96
Preceding Report Date                       15-Jul-96                  03:34 PM
Prepared by                             Linda Lauderdale

                                                                          page 3

F. APPLICABLE RESERVE RATIO



1.   Minimum Required Reserve Ratio                                                                        14.00% (1)
2.   Sum of Required Reserve Ratios (for Class B):
           Loss Reserve Ratio  (see D.1)                                                                    3.67%
           Dilution Reserve Ratio  (see E.1)                                                                9.40%
                                                                                                           -----
                                                                                                           13.07% (2)

3.   10% plus the product of (i) and (ii) where:                                                           10.00%
     (i) average of "Dilution Ratios" over last 12 mos. (see E.1(a))                                        2.54%
     multiplied by:
     (ii)  Invoices generated over latest 2 months                           =     290,919,441.07 =
          -----------------------------------------                                --------------
               Unpaid Balance of Receivables                                       226,559,705.43           1.28
                                                                                                           -----
                                                                                                           13.26% (3)


4.   APPLICABLE RESERVE RATIO   *                                                                          14.00%

*  The Applicable Reserve Ratio shall equal the greater of (1) the Minimum
   Required Reserve Ratio, (2) the sum of the Required Reserve Ratios and (3) the factor calculated in F.3.




G.  DISCOUNT RATE RESERVE
*** THE DISCOUNT RATE RESERVE IS CALCULATED IN EACH DAILY REPORT; HOWEVER, THE FOLLOWING INFORMATION IS USED IN THAT CALCULATION. ***


1.   Carrying Costs estimated to accrue over the next Calculation Period           945,000.00
     (excluding interest on the WPS Finco Note)


H.  GENERAL INFORMATION


1.   Servicer's Fee for the most recent Calculation Period                                               323,012.69
                                                                                                   ================


2.   Trustee's Fee for the most recent Calculation Period                                                  1,416.67
                                                                                                   ================


3.   Accumulated amount paid to the Sellers for reinvestment in new Receivables
     during the revolving period for Series 1994-1 Certificates (inception to liquidation)         4,066,902,829.12
                                                                                                   ================

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date                                 15-Aug-96                 22-Aug-96
Preceding Report Date                       15-Jul-96                  03:34 PM
Prepared by                             Linda Lauderdale

                                                                          page 4

I.  LOSS TO LIQUIDATION RATIO

1. Receivables (net of recoveries) that were written off as uncollectible (excluding write-offs of interest on past due Receivables) or converted into promissory notes:


                                                                      HOME FASHIONS         ALAMAC            TOTAL
                                                                      -------------         ------            -----
           Preceding Calculation Period (see A.6)                        34,978.98            221.00          35,199.98
           2nd Preceding Calculation Period                             416,142.45        541,609.74         957,752.19
           3rd Preceding Calculation Period                               4,494.31            192.10           4,686.41

2.   Total Cash Collections
           Preceding Calculation Period (see A.3)                   125,842,459.80     21,831,812.53     147,674,272.33
           2nd Preceding Calculation Period                         103,320,197.90     15,632,618.49     118,952,816.39
           3rd Preceding Calculation Period                          89,995,640.31     15,976,669.40     105,972,309.71


4.   Loss to Liquidation Ratio  =      [ 3 months total of (1) ] / [ 3 months total of (2) ]

     LOSS TO LIQUIDATION RATIO  =                                             0.14%             1.01%              0.27%




J.  LIQUIDATION EVENTS AND PAYOUT EVENTS

                                                                                                 Number of
1.   Portfolio-Based Liquidation Events (see 9.01 of PSA):                                   Business Days             Triggered?
                                                                                             -------------             ----------
 A.  The calculated amount of (i) the difference of (a) sum of the Certificate                        5.00                 NO
     Calculation Amount plus PI Calculation Amount, and (b) the amount of funds then on deposit in the Equalization Account exceeds (ii) the Base Amount


2.   Portfolio-Based Payout Events (see Series Supplements):                                           Trigger Percentage
                                                                                                       ------------------
 A.  (Class A Reserves - funds in Special Reserve Acct)      >   Trigger Percentage          40%, if WestPoint Receivables make up
     ----------------------------------------------------                                      90% or more of Net Elig. Receivables
                   Net Eligible Receivables                                                  35%, on any other day

                                                                                                                           NO
 B.  For the last Business Day of any three consecutive Calculation Periods:

                        (Amt of funds in Equalization Acct and Set Aside Acct)            >   35%    -----                 NO
           ---------------------------------------------------------------------------
            Eligible Receivables + (Amt of funds in Equalization Acct & Set-Aside Acct)




3.   Other Liquidation Events:

           Triggered ?                  NO

           If yes, explain below.


4.   Servicer Defaults (see Section 10.01 of the Pooling and Servicing Agreement)

           Triggered ?                  NO

           If yes, explain below.

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date                                 15-Aug-96                 22-Aug-96
Preceding Report Date                       15-Jul-96                  03:34 PM
Prepared by                             Linda Lauderdale
                                                                          page 5

K.  DISCOUNT RATE

1.   Discount Rate  =   12  x  a  /  b

(a)  Carrying Costs accrued during the most recent Calculation Period           1,315,000.00
       (including WPS Finco Note interest)
(b)  Aggregate Unpaid Balance of all Receivables as of the most recent        226,559,705.43
     Cut-off Date  (see A.8)

2.   DISCOUNT RATE                                                                      6.97%




L.  PURCHASE PRICE PERCENTAGE                         (See Section 2.2 of RPA)

                                                                                 Home Fashions         Alamac
                                                                                 -------------         ------
1.   Turnover Days (TD)   (see B.2)                                                  41.00             65.30

2.   Profit Discount                                                                  0.20%             0.20%

3.   Purchase Discount Reserve Ratio  (PDRR)

     PDRR  ( TD / 360  x  Discount Rate )  +  Profit Discount =                       0.99%             1.46%

4.   Loss to Liquidation Ratio (LLR)   (see I.4)                                      0.14%             1.01%

5.   Purchase Price Percentage (PPP)

     PPP = 100% - (Purch. Disc. Res. Ratio + Loss to Liquid. Ratio) =                98.87%            97.53%

6.   PURCHASE PRICE PERCENTAGE                                                       98.87%            97.53%




M.  DISTRIBUTION TO CERTIFICATEHOLDERS IN PRECEDING CALCULATION PERIOD


1.   Total amount distributed in the preceding Calculation Period                          $ AMOUNT            INTEREST RATE
                                                                                          ----------           -------------
           (A)   Class A Certificateholders                                               552,958.33               N/A
           (B)   Class B Certificateholders                                                91,050.00               N/A
           (C)   Investor Revolving Certificateholders (non-use fees not incl)                  0.00               N/A

2.   Total amount allocable to Interest and Interest Rate

           (A)   Class A Certificateholders                                               552,958.33                 5.7700%
           (B)   Class B Certificateholders                                                91,050.00                 6.0700%
           (C)   Investor Revolving Certificateholders (non-use fees not incl)                  0.00                 0.0000%

3.   Total amount allocable to Principle

           (A)   Class A Certificateholders                                                     0.00               N/A
           (B)   Class B Certificateholders                                                     0.00               N/A
           (C)   Investor Revolving Certificateholders                                          0.00               N/A

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date                                 15-Aug-96                 22-Aug-96
Preceding Report Date                       15-Jul-96                  03:34 PM
Prepared by                             Linda Lauderdale
                                                                          page 6

N. DELINQUENT BALANCES INCLUDING % OF TOTAL RECEIVABLES AT END OF PRECEDING CALCULATION PERIOD


                                                 Dollar Amount           % Ending Rec Bal
                                                 -------------           ----------------
1.   Delinquent   1 -  30 days                   14,051,470.72                6.20%
     Delinquent  31 -  60 days                    1,606,142.56                0.71%
     Delinquent  61 -  90 days                      381,013.51                0.17%
     Delinquent  91 - 120 days                      313,721.29                0.14%
     Delinquent  over  120 days                   1,049,457.43                0.46%
                                                 -------------                ----
     Total Delinquent Balance                    17,401,805.51                7.68%


2.   Ending Monthly Receivables Balance  (see A.8)     226,559,705.43



AGED RECEIVABLES RATIO                                               SCHEDULE A



                                      91  TO
                                     120 DAYS
                                     PAST DUE                SALES
                                     --------                -----
PRECEDING CUT-OFF DATE              313,721.29           155,240,862.90
2ND PREC. CUT-OFF DATE              686,024.07           135,678,578.17
3RD PREC. CUT-OFF DATE              317,941.46           121,499,827.00
4TH PREC. CUT-OFF DATE              573,035.31           145,207,903.51
5TH PREC. CUT-OFF DATE              224,788.03           119,648,074.96


Aged Receivables Ratio    =  Rec. 91 to 120 days past due as of Prec Calc  Pd
                             plus write-offs per Aged Receiv. Ratio definition*      =           313,721.29
                             --------------------------------------------------             ---------------
                                          Sales in month 4 mos. prior                        119,648,074.96


                          =      0.26%

*  see "Definitions" for further explanation

AGED RECEIVABLES RATIO:

Preceding Calculation Period (from above)                                                           0.26%
2nd Preceding Calculation Period (from preceding Settlement Statement)                              0.57%
3rd Preceding Calculation Period (from 2nd preceding Settlement Statement)                          0.25%

PRECEDING MONTH'S 3-MONTH AVERAGE OF AGED RECEIVABLES RATIO                                         0.36%
 2nd preceding month's  3-month average of Aged Receivables Ratio                                   0.43%
 3rd                    "                                                                           0.31%
 4th                    "                                                                           0.34%
 5th                    "                                                                           0.27%
 6th                    "                                                                           0.29%
 7th                    "                                                                           0.21%
 8th                    "                                                                           0.22%
 9th                    "                                                                           0.60%
 10th                   "                                                                           0.58%
 11th                   "                                                                           0.51%
 12th                   "                                                                           0.09%

HIGHEST 3-MONTH AVERAGE OVER PAST 12 MONTHS                                                         0.60%

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date                                 15-Aug-96                 22-Aug-96
Preceding Report Date                       15-Jul-96                  03:34 PM
Prepared by                             Linda Lauderdale

                                                                          page 7

DILUTION RATIO
Schedule B



     Dilution Ratio   =          Total Dilution in Calculation Period
                           -----------------------------------------------
                             Sales in month two Calculation Periods prior                         2-MON. AVG
                                                                                                   OF THE
                                DILUTION                  SALES              DILUTION RATIO    DILUTION RATIO
                                --------                  -----              --------------    --------------

PRECEDING CUT-OFF DATE        3,217,459.28           155,240,862.90              2.65%              2.53%
2ND PREC. CUT-OFF DATE        3,536,487.28           135,678,578.17              2.44%              2.39%
3RD PREC. CUT-OFF DATE        2,791,631.38           121,499,827.00              2.33%              2.63%
4TH PREC. CUT-OFF DATE        3,537,197.81           145,207,903.51              2.91%              2.67%
5TH PREC. CUT-OFF DATE        3,094,301.11           119,648,074.96              2.44%              2.84%
6TH PREC. CUT-OFF DATE        3,893,519.45           121,377,709.60              3.27%              3.19%
7TH PREC. CUT-OFF DATE        3,694,621.39           126,806,177.55              3.11%              2.29%
8TH PREC. CUT-OFF DATE        2,717,124.29           119,227,257.18              1.69%              1.86%
9TH PREC. CUT-OFF DATE        3,022,987.70           118,907,188.29              2.05%              2.69%
10TH PREC. CUT-OFF DATE       4,790,533.16           160,926,640.46              3.35%              2.70%
11TH PREC. CUT-OFF DATE       3,048,143.01           147,526,367.79              2.07%              2.10%
12TH PREC. CUT-OFF DATE       2,789,108.29           142,809,463.94              2.13%              3.04%
13TH PREC. CUT-OFF DATE       4,678,666.79           147,167,425.33
14TH PREC. CUT-OFF DATE       2,532,939.28           131,189,368.25
15TH PREC. CUT-OFF DATE       3,383,984.93           114,430,267.88
16TH PREC. CUT-OFF DATE       4,144,116.53           136,635,353.80

AVERAGE OVER PAST 12 MONTHS                                                      2.54%

HIGHEST 3-MONTH AVERAGE OVER PAST 12 MONTHS                                                         3.19%

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date                                 15-Aug-96                 22-Aug-96
Preceding Report Date                       15-Jul-96                  03:34 PM
Prepared by                             Linda Lauderdale
                                                                          page 8

AVAILABLE SUBORDINATION AMOUNT  (CALCULATE DURING LIQUIDATION PERIOD) SCHEDULE C


A.  On Liquidation Commencement Date
1.   Unpaid Balance of Receivables held by the Trust at opening of next preceding Business Day               0.00
2.   Less: Certificate Calculation Amount as of next preceding Business Day                                  0.00
3.   Less: PI Calculation Amount as of next preceding Business Day                                           0.00
4.   Plus: Balance of deposit in Equalization Account at end of next preceding Business Day                  0.00
5.   Less: Discount Rate Reserve as of next preceding Business Day                                           0.00
                                                                                                             ----
6.   AVAILABLE SUBORDINATION AMOUNT                                                                          0.00


B. On each Settlement Date after the Liquidation Commencement Date

1.   Available Subordination Amount as calculated on next preceding Settlement Date                          0.00
2.   Less: Charge-off Amount (if positive) for most recently ended Calculation Period                        0.00
3.   Plus: Net Recoveries (if positive) for most recently ended Calculation Period                           0.00
                                                                                                             ----
4.   AVAILABLE SUBORDINATION AMOUNT                                                                          0.00


ALLOCABLE CHARGED-OFF AMOUNT   (CALCULATE DURING LIQUIDATION PERIOD) SCHEDULE D

A.   If Available Subordination Amount is greater than zero, the Allocable Charged-off Amount equals 0.

B.   On the first Settlement Date on which the Available Subordination Amount is reduced to 0,
       Allocable Charged-off Amount equals (1) minus (2), if positive:

     1.    Charged-off Amount for most recently ended Calculation Period                                    0.00
     2.    Available Subordination Amount as of next preceding Settlement Date                              0.00
                                                                                                            ----
                        Allocable Charged-off Amount                                                        0.00

C.   On each subsequent Settlement Date, the Allocable Charged-off Amount equals the
       Charged-off Amount (if positive) for the most recently ended Calculation Period.


Allocation of Charged-off Amounts to Certificates and Purchased Interests, if such Allocable Charged-off Amounts are greater than zero:

First, to WPSF Revolving Certificate:
     1. WPSF Allocation Percentage                                    0.00
     2. Allocable Charged-off Amount                                  0.00
                                                                      ----
     3. WPSF allocation (1) x (2)                                          ----- >>                                    0.00


Second, to the Investor Certificates and Purchased Interests:

     (i) to the Subordinated Classes and Subordinated Purchased Interests, in accordance to their respective Class Allocation Percentages, until their respective Class Invested Amounts and PI
         Invested Amounts have been reduced to 0                                                                       0.00


     (ii) to the Senior Classes and Senior Purchased Interests, in accordance to their respective Class
          Allocation Percentages, until their respective Class Invested Amounts have been reduced to 0.                0.00

                                                                                                                       ----
                                                                                                                       0.00

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date                                 15-Aug-96                 22-Aug-96
Preceding Report Date                       15-Jul-96                  03:34 PM
Prepared by                             Linda Lauderdale
                                                                          page 9

NET RECOVERIES    (CALCULATE DURING LIQUIDATION PERIOD)              SCHEDULE E

A.   If Available Subordination Amount is greater than zero, the allocable Net Recoveries equals 0.

B.   Allocation of Net Recoveries (if positive) shall be allocated among the various outstanding Classes of Investor Certificates outstanding Purchased Interests and the WPSF Revovling Certificate as follows:

First, to WPSF Revolving Certificate:
     1. WPSF Allocation Percentage                                    0.00
     2. Total Net Recoveries                                          0.00
                                                                      ----
     3. WPSF allocation (1) x (2)                                          -------  ))                               0.00

Second, to the Investor Certificates and Purchased Interests:

     (i) to the Senior Classes and Senior Purchased Interests, in accordance to their respective Class Allocation    0.00
        Percentages, until all previous reductions to their respective Class Invested Amounts and PI Invested
        Amounts on account of Allocable Charged-Off Amounts have been reinstated

     (ii) to the Subordinated Classes and Subordinated Purchased Interests, in accordance to their respective        0.00
          Class Allocation Percentages, until all previous reductions to their respective Class Invested Amounts and PI Invested Amounts on account of Allocable Charged-Off Amounts have been reinstated
                                                                                                                     ----
                                                                                                                     0.00

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date                                 15-Aug-96                 22-Aug-96
Preceding Report Date                       15-Jul-96                  03:34 PM
Prepared by                             Linda Lauderdale



                      INFORMATION FOR SETTLEMENT STATEMENT

                                  AUGUST 1996



     G(1). ESTIMATED CARRYING COSTS TO ACCRUE:    8/4-8/31 28 days
                                                  ----------------

     INTEREST:  /360    # DAY    INT RATE        CERT. AMOUNT                     CALC. INTEREST
                                                                                  --------------
                    360   15        5.7700%      115,000,000.00       8/4-8/18       276,479.17
                    360   15        6.0700%       18,000,000.00       8/4-8/18        45,525.00
                    360   13        5.7075%      115,000,000.00      8/19-8/31       237,019.79
                    360   13        6.0075%       18,000,000.00      8/19-8/31        39,048.75
                    360                                                                    0.00
                    360                                                                    0.00
                    360                                                                    0.00
                    360                                                                    0.00
                                                                                     ----------
                                                                                     598,072.71

     NON-USE: /360      # DAY    INT RATE        UNUSED AMT.                         CALC. FEE
                                                                                     ---------

                    360   28        0.3000%       27,000,000.00      8/4-8/31          6,300.00
                    360                                            -------------           0.00
                    360                                                                    0.00
                    360                                                                    0.00
                    360                                                                    0.00
                    360                                                                    0.00
                    360                                                                    0.00
                    360                                                                    0.00
                                                                                       --------
                                                                                       6,300.00


     CURRENT MONTH SERVICE FEE:  (2% TIMES ENDING A/R BALANCE ON 1ST DAY OF
         PRECEDING CALC PERIOD DIVIDED BY 12)

                                  ENDING A/R              CALC. FEE
                                 -----------              ----------
        2.00%      12            204,588,372.95           340,980.62



     TOTAL CARRYING COSTS TO ACCRUE: (INTEREST PLUS NON-USE FEE
           (ROUNDED TO 000)        PLUS SERVICE FEE)      945,000.00

                      INFORMATION FOR SETTLEMENT STATEMENT

                                  AUGUST 1996

I(2). CALCULATION OF THE SEPARATION OF CASH COLLECTIONS INTO HOME FASHIONS AND ALAMAC

                                  H. FASHIONS                 ALAMAC                     TOTAL
                                ---------------           --------------            ---------------
BEGINNING A/R                    186,907,422.39            36,498,928.80             223,406,351.19
SALES                            139,351,567.28            15,889,295.62             155,240,862.90
COLLECTIONS**                   (125,842,459.80)          (21,831,812.53)           (147,674,272.33)
DILUTION                          (3,106,040.61)             (111,418.67)             (3,217,459.28)
ADVERTISING                       (3,318,242.03)                    0.00              (3,318,242.03)
WRITE-OFFS                           (34,978.98)                 (221.00)                (35,199.98)
MISC.*                              (116,002.34)              (22,652.72)               (138,655.06)
- -----------------               ---------------           --------------            ---------------
ENDING A/R                       193,841,265.91            32,718,439.52             226,559,705.43

                                OK                        OK                        OK

*   SPLIT BETWEEN  H. FASHIONS AND ALAMAC BASED ON BEGINNING A/R.

**  FORCE


K(1)(A).  CARRYING COSTS ACCRUED DURING CALCULATION PERIOD JUST ENDED:
          (SEE BACK-UP IN CLOSE WORKPAPERS & VICKIE'S FINCO INTEREST
          SCHEDULE)

          INTEREST                                        751,343.06
          NON-USE FEE                                       7,875.00
          SERVICE FEE                                     323,012.69
          FINCO NOTE INTEREST                             233,016.14
          -------------------                           ------------

          TOTAL (ROUNDED TO 000)                        1,315,000.00

                           A/R BALANCE BY TERMS TYPE                    @ 8/3/96

                                                                       A/R AMOUNT
                                          -----------------------------------------------------------------------
      DIVISION                               30 DAYS            60 DAYS           OTHER               TOTAL
- --------------------                      -----------------------------------------------------------------------
   ALAMAC                                    451,919.31        31,410,555.76       855,964.45       32,718,439.52

   % TO TOTAL                                      1.38%               96.00%            2.62%


   HOME FASHIONS                         154,763,388.99        33,373,017.89     5,704,859.03      193,841,265.91

   % TO TOTAL                                     79.84%               17.22%            2.94%


   TOTAL                                 155,215,308.30        64,783,573.65     6,560,823.48      226,559,705.43

   % TO TOTAL                                     68.51%               28.59%            2.90%



                  WEIGHTED AVERAGE PAYMENT TERMS FOR THE RECEIVABLES
30 DAYS        % TO TOTAL FOR 30 DAYS PLUS OTHER TIMES 30                                          21.42
60 DAYS        % TO TOTAL FOR 60 DAYS TIMES 60                                                     17.16
                                                                                                   -----

TOTAL WEIGHTED AVERAGE PAYMENT TERMS                                                               38.58
                                                                                                   =====

                            PAYMENT TERM VARIABLE

IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS LESS THAN 40, USE 1.00                                   1.00
IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS GREATER THAN =40 AND LESS THAN 45, USE 1.08
IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS GREATER THAN =45 AND LESS THAN 50, USE 1.125
IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS GREATER THAN =50 AND LESS THAN 60, USE 1.25
IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS GREATER THAN =60 AND LESS THAN 70, USE 1.375


           ACCOUNTS RECEIVABLE SUMMARY TRIAL BALANCE - AGED OVERDUE

                                                            OVERDUE POSITION
                TOTAL       ------------------------------------------------------------------------------------
  DIVISION    RECEIVABLE        TOTAL       TO 30 DAYS    31 - 60 DAYS 61 - 90 DAYS  91 - 120 DAYS OVER 120 DAYS
                            ------------------------------------------------------------------------------------
HOME FASH.  191,409,798.87  15,407,380.08  13,182,688.98  1,395,357.31   233,298.24    (106,596.13)   702,631.68
ALAMAC       32,718,439.52   1,441,577.94     452,412.66    112,242.83   131,832.06     413,336.31    331,754.08
CORPORATE     2,431,467.04     552,847.49     416,369.08     98,542.42    15,883.21       6,981.11     15,071.67
            ----------------------------------------------------------------------------------------------------

            ----------------------------------------------------------------------------------------------------
TOTAL       226,559,705.43  17,401,805.51  14,051,470.72  1,606,142.56   381,013.51     313,721.29  1,049,457.43
            ----------------------------------------------------------------------------------------------------

                           [WESTPOINT STEVENS LETTERHEAD]



Craig J. Berlin
Corporate Credit Director
Senior Credit Officer

                                                        August 15, 1996



        TO:     Chemical Bank
                The First National Bank of Chicago
                WPS Receivables Corporation
                Standard & Poor's Ratings Group
                Moody's Investor Services

                WESTPOINT STEVENS INC. (the "Servicer") hereby certifies that:

                1.      This Certificate is being delivered pursuant to Section
        3.06 of the Pooling and Servicing Agreement, dated as of December 10, 1993, and amended and restated as of May 27, 1994 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, the "Agreement"), among WPS Receivables Corporation, as Transferor, the Servicer, and Chemical Bank, as the Trustee.

                2. As of the date of this Certificate, the Authorized Officer (as defined in the Agreement) that is executing this Certificate is not aware of the occurrence and continuance of any Liquidation Event, Unmatured Liquidation Event or Pay-Out Event (each as defined in the Agreement).

                IN WITNESS WHEREOF, the Servicer has caused this Certificate to be executed by its duly authorized officer this 15th day of August, 1996.

                                        WESTPOINT STEVENS INC.



                                        By: /s/ Craig J. Berlin
                                            ---------------------------------
                                                Craig J. Berlin
                                                Corporate Credit Director
                                                Senior Credit Officer


CJB/zkp